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TPG Specialty Lending, Inc. Prices Public Offering

Company Release – 3/20/2014

NEW YORK—(BUSINESS WIRE)— TPG Specialty Lending, Inc. (“TSL”) announced that it priced its initial public offering of 7,000,000 shares of its common stock at a public offering price of $16.00 per share. Shares of common stock of TSL are expected to begin trading on the New York Stock Exchange on March 21, 2014, under the symbol TSLX.

TSL also granted the underwriters an overallotment option to purchase up to an additional 1,050,000 shares of common stock. The closing of the offering is subject to customary closing conditions and the shares are expected to be delivered on or about March 26, 2014.

Concurrently with the initial public offering, TSL will sell $50 million of its common stock to certain existing investors, including TSL Advisers, LLC, the company’s investment adviser and administrator, through a separate private placement at the initial public offering price per share.

TSL expects to use the net proceeds of this offering, as well as the proceeds of the concurrent private placement, together with cash and cash equivalents, to pay down debt under a revolving credit facility.

J.P. Morgan; BofA Merrill Lynch; Goldman, Sachs & Co.; Citigroup; Wells Fargo Securities and Barclays are acting as joint book-running managers for this offering. TPG Capital BD, LLC; Janney Montgomery Scott and JMP Securities are acting as co-managers.

A registration statement relating to these securities has been filed with the SEC and declared effective. This offering may be made solely by means of a prospectus forming part of the effective registration statement, which may be obtained without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the prospectus may be obtained from: J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (866) 803-9204; BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Prospectus Department, by calling (866) 471-2526, or by e-mailing prospectus-ny@ny.email.gs.com; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146; Wells Fargo Securities, 375 Park Avenue, New York, NY 10152, Attn: Equity Syndicate Dept., (800) 326-5897 or e-mail cmclientsupport@wellsfargo.com; or Barclays, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (888) 603-5847, or e-mail barclaysprospectus@broadridge.com.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of TPG Specialty Lending, Inc. before investing. The preliminary prospectus, dated March 14, 2014, contains this and other information about TPG Specialty Lending, Inc. and should be read carefully before investing. The information in the preliminary prospectus and herein is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such jurisdiction. Offers of these securities are made only by means of the prospectus. Any representation to the contrary is a criminal offense.

ABOUT TPG Specialty Lending, Inc.

TSL is a specialty finance company focused on lending to middle-market companies. Since TSL began its investment activities in July 2011, it has originated more than $2.6 billion aggregate principal amount of investments and retained more than $1.7 billion aggregate principal amount of these investments on its balance sheet prior to any subsequent exits and repayments. It seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The companies in which it invests use its capital to support organic growth, acquisitions, market or product expansion and recapitalizations. Most of its investments are floating-rate in nature, which TSL believes will help act as a portfolio-wide hedge against inflation. As of December 31, 2013, TSL’s portfolio had a fair value of approximately $1,016.5 million and consisted of 27 portfolio companies.

TSL has elected to be regulated as a business development company, or a BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSL is externally managed by TSL Advisers, LLC (the “Adviser”), an SEC-registered investment adviser with offices throughout the United States. The Adviser sources and manages TSL’s portfolio through a dedicated team of investment professionals with significant expertise in middle market lending. TSL leverages the deep investment, sector, and operating resources of TPG Special Situations Partners (“TSSP”), the dedicated special situations and credit platform of TPG, with over $8.5 billion of assets under management, and the broader TPG platform, a leading global private investment firm with over $59 billion of assets under management, each as of December 31, 2013, as adjusted for commitments accepted on January 2, 2014.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond TSL’s control and difficult to predict, that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

TPG Specialty Lending, Inc.

Press Contact: Lisa Baker, Owen Blicksilver PR, Inc., lisa@blicksilverpr.com, (914) 725-5949

Source: TPG Specialty Lending, Inc.